Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS FOURTH QUARTER RESULTS

Record Revenue at $146.5 Million in Q4 2004; $540.3 Million for 2004

Fourth Quarter Year-Over-Year Revenue Growth of 24%

PLEASANTON, Calif. – January 26, 2005 – Polycom®, Inc. (NASDAQ: PLCM), the world’s leading provider of unified collaborative communications solutions, today reported its operating results for the fourth quarter ended December 31, 2004.

Fourth quarter 2004 consolidated net revenues were a record $146.5 million, compared to $118.3 million recorded for the fourth quarter of 2003. Non-GAAP net income in the fourth quarter of 2004 was $22.5 million, or 22 cents per diluted share. This compares to non-GAAP net income of $17.2 million, or 17 cents per diluted share, for the fourth quarter of 2003. Non-GAAP financial measures exclude acquisition-related costs, purchased in-process research and development costs, amortization of purchased intangibles, restructuring costs, litigation reserves and payments, gain (loss) on strategic investments, income tax effect of the preceding adjustments, income (loss) from discontinued operations, net of taxes, and gain from sale of discontinued operations, net of taxes. GAAP net income for the fourth quarter of 2004 was $8.1 million, or 8 cents per diluted share, compared to $13.7 million, or 13 cents per diluted share, for the same period last year. During the fourth quarter of 2004, the Company recorded a charge of $15.8 million related to the Collaboration Properties, Inc. litigation. Also, as previously announced, Polycom completed its acquisition of Voyant® Technologies, Inc., a leading provider of voice conferencing and collaboration network solutions on January 5, 2004.

For the year ended December 31, 2004, net revenues were $540.3 million, compared to $420.4 million for the year ended December 31, 2003. Non-GAAP net income for 2004 was $71.4 million, or 70 cents per diluted share, compared to $40.6 million, or 40 cents per diluted share, for the comparable period of 2003. GAAP net income for the year ended December 31, 2004 was $35.3 million, or 35 cents per diluted share, compared to GAAP net income of $22.8 million, or 23 cents per diluted share, for the same period last year.

The reconciliation of the GAAP statement of operations amounts to the respective non-GAAP figures, for the three and twelve months ended December 31, 2004 and 2003 is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the fourth quarter of 2004 were comprised of 53 percent video communications, or $78.0 million; 26 percent network systems, or $37.8 million; and 21 percent voice communications, or $30.7 million. This compares to the fourth quarter of 2003, in which consolidated net revenues were comprised of 62 percent video communications, or $72.7 million; 21 percent network systems, or $25.3 million; and 17 percent voice communications, or $20.3 million. Certain prior year revenue items have been reclassified to conform to the current year presentation.

“Polycom crossing the half billion dollar mark in annual revenue for the first time is a testament to the growing demand for voice and video IP communications worldwide” said Robert Hagerty, president and CEO. “In fact, converged collaboration has moved to mission-critical status in both commercial and public sector enterprises throughout 2004. This powerful shift is creating demand for Polycom’s unified collaborative communications solutions at the desktop, in the meeting room, and at the network core. As this shift continues into 2005, Polycom is continuing its leadership position in SIP and H.323 standards, including our recent work to enable IP-based ‘any-to-any’ communications—securely crossing firewalls and making these IP video calls as simple as an ordinary phone call.”

Hagerty continued, “As our company drives to the next level against this industry backdrop, we are taking actions to further deploy the benefits of converged collaboration into the major markets worldwide. For instance, in the fourth quarter, we announced new partnerships with Telstra, the leading communications service provider in Australia, and Japan Telecom to bundle Polycom product solutions with their respective service offerings. We also announced an IP-based video telephony solution with our strategic partner Avaya that makes face-to-face communications easy and effective for office, home, or mobile workers. Importantly, we are actively co-developing the communications solution with Microsoft’s Live Communications Server, which is scheduled to drive integrated product deliveries in 2005 for Microsoft and Polycom customers everywhere. Through our strategic partnerships and with our robust delivery of new products in the IP-enabled world, Polycom is well positioned to capture the growing demand for converged communication solutions.”

“We are pleased with our record quarter and full-year revenues,” said Michael Kourey, senior vice president, finance and administration, and CFO. “This strong revenue and record gross margins, coupled with our continued success in managing inventory and accounts receivables, generated our twenty-seventh consecutive quarter of positive operating cash flow.”

About Polycom

Polycom, Inc. is the world’s technology leader of high-quality, easy-to-use video, voice, data and web conferencing and collaboration solutions. The Polycom Office™ is our continued commitment to make distance communications as natural and interactive as being there by providing best-in-class conferencing solutions that are interoperable, integrated and intuitive to the user. The Polycom Office is based on industry standards and supported by an open architecture that promotes interoperability in multi-vendor environments and complements leading network infrastructure platforms. For additional information call 1-800-POLYCOM (765-9266) or +1-925-924-6000, or visit the Polycom website at www.polycom.com.

This release contains forward-looking statements, within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, regarding future events, future demand for our products, and the future performance of the Company, including statements regarding growing worldwide demand for voice and video IP communications, increasing demand for converged collaboration solutions, and the anticipated product rollout through our collaboration with Microsoft. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products, possible delays in the development, availability and shipment of new products, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, and in the other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

As has been noted on the Company’s web site since January 17, 2005, Polycom will hold a conference call today, January 26, 2005, at 5:00 p.m. ET/2:00 p.m. PT to discuss its fourth quarter results. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, call 888-939-6307; and for callers outside of the US and Canada, call 415-908-4701, with the pass code being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21227704. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom, the Polycom logo, SoundStation and Voyant are registered trademarks and Polycom Office, VSX and People + Content are trademarks of Polycom in the U.S. and various countries. All other trademarks are the property of their respective owners. ©2004, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Acquisition-related costs, Purchased in-process R&D, Amortization of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments,

Income (loss) from discontinued operations and Gain from sale of discontinued operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2004	December 31, 2003	December 31, 2004	December 31, 2003
Revenues:
Product revenues	$130,987	$108,025	$483,535	$381,439
Service revenues	15,523	10,262	56,717	38,984

Total revenues	146,510	118,287	540,252	420,423

Cost of revenues:
Cost of product revenues	43,641	36,857	161,619	137,685
Cost of service revenues	9,605	7,108	37,092	27,892

Total cost of revenues	53,246	43,965	198,711	165,577

Gross profit	93,264	74,322	341,541	254,846

Operating expenses:
Sales and marketing	31,139	26,406	120,699	101,884
Research and development	22,582	17,630	92,076	72,638
General and administrative	10,279	8,084	36,942	31,334

Total operating expenses	64,000	52,120	249,717	205,856

Operating income	29,264	22,202	91,824	48,990

Interest income, net	2,283	2,054	7,279	8,451
Other expense, net	(762)	(630)	(1,330)	(1,774)

Income before provision for income taxes	30,785	23,626	97,773	55,667
Provision for income taxes	8,311	6,379	26,398	15,030

Non-GAAP net income	$22,474	$17,247	$71,375	$40,637

Basic net income per share	$0.23	$0.17	$0.72	$0.41

Diluted net income per share	$0.22	$0.17	$0.70	$0.40

Weighted average shares outstanding for basic net income per share	98,678	99,514	99,334	99,244

Weighted average shares outstanding for diluted net income per share	101,901	101,843	102,018	100,752

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2004	December 31, 2003	December 31, 2004	December 31, 2003
Revenues:
Product revenues	$130,987	$108,025	$483,535	$381,439
Service revenues	15,523	10,262	56,717	38,984

Total revenues	146,510	118,287	540,252	420,423

Cost of revenues:
Cost of product revenues	43,641	36,857	161,619	137,685
Cost of service revenues	9,605	7,108	37,092	27,892

Total cost of revenues	53,246	43,965	198,711	165,577

Gross profit	93,264	74,322	341,541	254,846

Operating expenses:
Sales and marketing	31,139	26,406	120,699	101,884
Research and development	22,582	17,630	92,076	72,638
General and administrative	10,279	8,084	36,942	31,334
Acquisition-related costs	66	198	1,394	386
Purchased in-process research and development	—	—	4,600	—
Amortization of purchased intangibles	2,725	4,398	20,522	17,591
Restructuring costs	1,125	—	1,387	5,029
Litigation reserves and payments	15,905	—	20,950	—

Total operating expenses	83,821	56,716	298,570	228,862

Operating income	9,443	17,606	42,971	25,984

Interest income, net	2,283	2,054	7,279	8,451
Gain (loss) on strategic investments	4	(140)	(12)	(737)
Other expense, net	(762)	(630)	(1,330)	(1,774)

Income from continuing operations before provision for income taxes	10,968	18,890	48,908	31,924
Provision for income taxes	2,944	5,282	14,332	8,958

Income from continuing operations	8,024	13,608	34,576	22,966

Income (loss) from discontinued operations, net of taxes	—	—	296	(695)
Gain from sale of discontinued operations, net of taxes	115	59	477	552

Net income	$8,139	$13,667	$35,349	$22,823

Basic net income per share:
Income per share from continuing operations	$0.08	$0.14	$0.36	$0.23
Income (loss) per share from discontinued operations, net	—	—	—	(0.01)
Gain per share from sale of discontinued operations, net	—	—	—	0.01

Basic net income per share	$0.08	$0.14	$0.36	$0.23

Diluted net income per share:
Income per share from continuing operations	$0.08	$0.13	$0.35	$0.23
Income (loss) per share from discontinued operations, net	—	—	—	(0.01)
Gain per share from sale of discontinued operations, net	—	—	—	0.01

Diluted net income per share	$0.08	$0.13	$0.35	$0.23

Weighted average shares outstanding for basic net income per share	98,678	99,514	99,334	99,244

Weighted average shares outstanding for diluted net income per share	101,901	101,843	102,018	100,752

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31, 2004			Twelve Months Ended December 31, 2004
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$130,987	$—	$130,987	$483,535	$—	$483,535
Service revenues	15,523	—	15,523	56,717	—	56,717

Total revenues	146,510	—	146,510	540,252	—	540,252

Cost of revenues:
Cost of product revenues	43,641	—	43,641	161,619	—	161,619
Cost of service revenues	9,605	—	9,605	37,092	—	37,092

Total cost of revenues	53,246	—	53,246	198,711	—	198,711

Gross profit	93,264	—	93,264	341,541	—	341,541

Operating expenses:
Sales and marketing	31,139	—	31,139	120,699	—	120,699
Research and development	22,582	—	22,582	92,076	—	92,076
General and administrative	10,279	—	10,279	36,942	—	36,942
Acquisition-related costs	66	66	—	1,394	1,394	—
Purchased in-process research and development	—	—	—	4,600	4,600	—
Amortization of purchased intangibles	2,725	2,725	—	20,522	20,522	—
Restructuring costs	1,125	1,125	—	1,387	1,387	—
Litigation reserves and payments	15,905	15,905	—	20,950	20,950	—

Total operating expenses	83,821	19,821	64,000	298,570	48,853	249,717

Operating income	9,443	(19,821)	29,264	42,971	(48,853)	91,824

Interest income, net	2,283	—	2,283	7,279	—	7,279
Gain (loss) on strategic investments	4	4	—	(12)	(12)	—
Other expense, net	(762)	—	(762)	(1,330)	—	(1,330)

Income from continuing operations before provision for income taxes	10,968	(19,817)	30,785	48,908	(48,865)	97,773
Provision for income taxes	2,944	(5,367)	8,311	14,332	(12,066)	26,398

Income from continuing operations	8,024	(14,450)	22,474	34,576	(36,799)	71,375

Income from discontinued operations, net of taxes	—	—	—	296	296	—
Gain from sale of discontinued operations, net of taxes	115	115	—	477	477	—

Net income	$8,139	$(14,335)	$22,474	$35,349	$(36,026)	$71,375

Basic net income per share:
Income per share from continuing operations	$0.08	$(0.15)	$0.23	$0.36	$(0.36)	$0.72
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Basic net income per share	$0.08	$(0.15)	$0.23	$0.36	$(0.36)	$0.72

Diluted net income per share:
Income per share from continuing operations	$0.08	$(0.14)	$0.22	$0.35	$(0.35)	$0.70
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Diluted net income per share	$0.08	$(0.14)	$0.22	$0.35	$(0.35)	$0.70

Weighted average shares outstanding for basic net income per share	98,678		98,678	99,334		99,334

Weighted average shares outstanding for diluted net income per share	101,901		101,901	102,018		102,018

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31, 2003			Twelve Months Ended December 31, 2003
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$108,025	$—	$108,025	$381,439	$—	$381,439
Service revenues	10,262	—	10,262	38,984	—	38,984

Total revenues	118,287	—	118,287	420,423	—	420,423

Cost of revenues:
Cost of product revenues	36,857	—	36,857	137,685	—	137,685
Cost of service revenues	7,108	—	7,108	27,892	—	27,892

Total cost of revenues	43,965	—	43,965	165,577	—	165,577

Gross profit	74,322	—	74,322	254,846	—	254,846

Operating expenses:
Sales and marketing	26,406	—	26,406	101,884	—	101,884
Research and development	17,630	—	17,630	72,638	—	72,638
General and administrative	8,084	—	8,084	31,334	—	31,334
Acquisition-related costs	198	198	—	386	386	—
Amortization of purchased intangibles	4,398	4,398	—	17,591	17,591	—
Restructuring costs	—	—	—	5,029	5,029	—

Total operating expenses	56,716	4,596	52,120	228,862	23,006	205,856

Operating income	17,606	(4,596)	22,202	25,984	(23,006)	48,990

Interest income, net	2,054	—	2,054	8,451	—	8,451
Loss on strategic investments	(140)	(140)	—	(737)	(737)	—
Other expense, net	(630)	—	(630)	(1,774)	—	(1,774)

Income from continuing operations before provision for income taxes	18,890	(4,736)	23,626	31,924	(23,743)	55,667
Provision for income taxes	5,282	(1,097)	6,379	8,958	(6,072)	15,030

Income from continuing operations	13,608	(3,639)	17,247	22,966	(17,671)	40,637

Loss from discontinued operations, net of taxes	—	—	—	(695)	(695)	—
Gain from sale of discontinued operations, net of taxes	59	59	—	552	552	—

Net income	$13,667	$(3,580)	$17,247	$22,823	$(17,814)	$40,637

Basic net income per share:
Income per share from continuing operations	$0.14	$(0.03)	$0.17	$0.23	$(0.18)	$0.41
Loss per share from discontinued operations, net	—	—	—	(0.01)	(0.01)	—
Gain per share from sale of discontinued operations, net	—	—	—	0.01	0.01	—

Basic net income per share	$0.14	$(0.03)	$0.17	$0.23	$(0.18)	$0.41

Diluted net income per share:
Income per share from continuing operations	$0.13	$(0.04)	$0.17	$0.23	$(0.17)	$0.40
Loss per share from discontinued operations, net	—	—	—	(0.01)	(0.01)	—
Gain per share from sale of discontinued operations, net	—	—	—	0.01	0.01	—

Diluted net income per share	$0.13	$(0.04)	$0.17	$0.23	$(0.17)	$0.40

Weighted average shares outstanding for basic net income per share	99,514		99,514	99,244		99,244

Weighted average shares outstanding for diluted net income per share	101,843		101,843	100,752		100,752

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2004	December 31, 2003
ASSETS
Current assets
Cash and cash equivalents	$175,356	$212,562
Short-term investments	38,984	15,703
Trade receivables, net	62,535	42,836
Inventories	27,804	24,845
Deferred taxes	20,879	20,589
Prepaid expenses and other current assets	19,898	19,472

Total current assets	345,456	336,007

Property and equipment, net	37,544	28,493
Long-term investments	320,907	368,020
Goodwill	352,572	289,508
Purchased intangibles, net	26,915	15,236
Deferred taxes	49,060	56,513
Other assets	22,187	10,013

Total assets	$1,154,641	$1,103,790

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$45,682	$36,247
Accrued payroll and related liabilities	18,852	12,644
Taxes payable	52,665	49,417
Deferred revenue	32,127	20,524
Other accrued liabilities	30,065	26,846

Total current liabilities	179,391	145,678

Long-term liabilities	10,636	28,833

Total liabilities	190,027	174,511

Stockholders’ equity	964,614	929,279

Total liabilities and stockholders’ equity	$1,154,641	$1,103,790

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 31, 2004	December 31, 2003
Cash flows from operating activities:
Net income	$35,349	$22,823
Adjustments to reconcile net income to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(477)	(552)
Depreciation and amortization	19,971	15,263
Amortization of purchased intangibles	20,522	17,591
Provision for (benefit from) doubtful accounts	(210)	521
Provision for (benefit from) excess and obsolete inventories	(202)	1,805
Tax benefit from exercise of stock options	6,530	1,821
Loss on strategic investments	12	737
Amortization of unearned stock-based compensation	214	320
Purchase of in-process research and development	4,600	—
Loss on disposals of property and equipment	513	—

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(17,297)	22,113
Inventories	614	8,440
Deferred taxes	423	1,281
Prepaid expenses and other assets	(2,837)	(4,389)
Accounts payable	8,324	6,546
Taxes payable	2,257	4,763
Other accrued liabilities	1,271	1,724

Net cash provided by operating activities	79,577	100,807

Cash flows from investing activities:
Purchase of property and equipment	(19,285)	(14,819)
Purchase of licensed technology	—	(3,528)
Purchases of investments	(853,967)	(960,880)
Proceeds from sale and maturity of investments	869,440	932,417
Proceeds from sale of discontinued operations	751	1,396
Purchase of convertible note receivable	—	(522)
Net cash paid in purchase acquisitions	(94,993)	—

Net cash used in investing activities	(98,054)	(45,936)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	33,816	9,415
Repurchase of common stock	(52,545)	(6,915)

Net cash provided by (used in) financing activities	(18,729)	2,500

Net increase (decrease) in cash and cash equivalents	(37,206)	57,371
Cash and cash equivalents, beginning of period	212,562	155,191

Cash and cash equivalents, end of period	$175,356	$212,562